                                                                    EXHIBIT 10.1

EXECUTION COPY
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                                BOWNE & CO., INC.

                   ------------------------------------------

                                 THIRD AMENDMENT
                         Dated as of September 17, 2003

                                       to

                            NOTE PURCHASE AGREEMENTS
                          Dated as of January 30, 2002

                   ------------------------------------------

Re: $25,000,000 6.90% Senior Notes, Series A, due January 30, 2007 $28,000,000 7.31% Senior Notes, Series B, due January 30, 2012 $22,000,000 7.85% Senior Notes, Series C, due January 30, 2012

================================================================================

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                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS THIRD AMENDMENT dated as of September 17, 2003 (the or this "Third Amendment") to the Note Purchase Agreements dated as of January 30, 2002 is between BOWNE & CO., INC., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this Third Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of January 30, 2002, as amended by the First Amendment to Note Purchase Agreements dated as of July 2, 2002 and the Second Amendment to Note Purchase Agreements dated as of March 28, 2003 (collectively, as amended, the "Note Purchase Agreements"). The Company has heretofore issued (a) $25,000,000 aggregate principal amount of its 6.90% Senior Notes, Series A, due January 30, 2007 (the "Series A Notes"), (b) $28,000,000 aggregate principal amount of its 7.31% Senior Notes, Series B, due January 30, 2012 (the "Series B Notes") and (c) $22,000,000 aggregate principal amount of its 7.85% Senior Notes, Series C, due January 30, 2012 (the "Series C Notes;" the Series A Notes, the Series B Notes and the Series C Notes being hereunder collectively referred to as the "Notes") pursuant to the Note Purchase Agreements. The Noteholders are the holders of 80% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements, as amended by this Third Amendment, unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in
SECTION 4.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

Section 1.        AMENDMENTS.

         Section 1.1 Section 1.2 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           "Section 1.2. Change in Interest Rate. (a) From
                  January 1, 2003 to and until the date on which the outstanding principal amount of the Notes has been paid, the interest rate on the Notes shall be adjusted as follows: (i) the interest rate on the Series A Notes shall be increased by 25 basis points (0.25%) to 7.15% per annum, (ii) the interest rate on the

                  Series B Notes shall be increased by 25 basis points
                  (0.25%) to 7.56% per annum and (iii) the interest rate on the Series C Notes shall be increased by 25 basis points (0.25%) to 8.10% per annum.

                           (b) (1) In addition to the adjustment in the
                  foregoing paragraph (a), from and after the effective date of the Third Amendment to and until the date on which the Company obtains from at least one Rating Agency an Investment Grade rating in respect of the Notes, the interest rate on the Notes shall be adjusted as follows: (i) the interest rate on the Series A Notes shall be further increased by an additional 10 basis points (0.10%) to 7.25% per annum, (ii) the interest rate on the Series B Notes shall be further increased by an additional 10 basis points (0.10%) to 7.66% per annum and
                  (iii) the interest rate on the Series C Notes shall be further increased by an additional 10 basis points (0.10%) to 8.20% per annum. If after such date the Company fails to maintain from such Rating Agency such an Investment Grade rating in respect of the Notes the adjustments set forth in this SECTION 1.2(b) shall again apply.

                           (2) The Company shall notify the holders of the Notes
                  in writing, sent in the manner provided in SECTION 18, that it has obtained such Investment Grade rating, which written notice shall be accompanied by evidence satisfactory to the holders of the Notes to such effect and certifying the interest rate to be payable in respect of the Notes in consequence thereof.

                           (c) Each holder of a Note shall use reasonable
                  efforts, at the Company's expense, to cooperate with any reasonable request made by the Company in connection with any rating appeal or application.

                           (d) The fees and expenses of the rating agency and
                  all other costs incurred in connection with obtaining or appealing a rating of the Notes pursuant to this SECTION 1.2 shall be borne by the Company."

         Section 1.2 New Sections 1.3, 1.4 and 1.5 shall be added in numerical order to the Note Purchase Agreements and shall read as follows:

                           "Section 1.3. Prepayment Option. (a) Notice of
                  Prepayment Option. The Company will, within ten Business Days following the issue and sale of its Convertible Indebtedness, give written notice to each holder of Notes of such issuance. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this SECTION 1.3.

                           (b) Offer to Prepay Notes. The offer to prepay Notes
                  contemplated by subparagraph (a) of this SECTION 1.3 shall be an offer to prepay, in accordance with and subject to this
                  SECTION 1.3, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall

                                       2

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                  mean such beneficial owner) in an aggregate principal amount of $25,000,000 on a date to be specified in any acceptance of such offer delivered pursuant to paragraph (c) of this SECTION
                  1.3. The principal amount of the Notes offered to be prepaid shall be allocated among all of the Notes, without regard to series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All prepayments made pursuant to SECTION 1.3 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

                           (c) Acceptance/Rejection. A holder of Notes may
                  accept the offer to prepay made pursuant to this SECTION 1.3 by causing a notice of such acceptance to be delivered to the Company not later than 10 Business Days following receipt of such offer. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this SECTION 1.3 shall be deemed to constitute a rejection of such offer by such holder. Such acceptance shall specify the date on which the Notes held by such holder are to be prepaid (the "Proposed Prepayment Date").

                           (d) Prepayment. Prepayment of the Notes to be prepaid
                  pursuant to this SECTION 1.3 shall be at 100% of the principal amount of such Notes offered to be prepaid, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.

                           (e) Effect on Required Payments. The amount of each
                  payment of the principal of the Notes made pursuant to this
                  SECTION 1.3 shall be applied against and reduce each of the then remaining principal payments due pursuant to SECTION 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

                           Section 1.4. Put Option. (a) Notice of Put Option.
                  The Company will, within ten Business Days prior to the commencement of the Put Option Period, give written notice to each holder of Notes of the commencement of the Put Option Period. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph(b) of this SECTION 1.4.

                           (b) Offer to Prepay Notes. The offer to prepay Notes
                  contemplated by subparagraph (a) of this SECTION 1.4 shall be an offer to prepay, in accordance with and subject to this
                  SECTION 1.4, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date to be specified in any acceptance of such offer delivered pursuant to paragraph (c) of this SECTION 1.4. All partial prepayments made pursuant to SECTION

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

                  1.4 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

                           (c) Acceptance/Rejection. A holder of Notes may
                  accept the offer to prepay made pursuant to this Section 1.4 by causing a notice of such acceptance to be delivered to the Company not later than the termination of the Put Option Period. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this SECTION 1.4 shall be deemed to constitute a rejection of such offer by such holder. Such acceptance shall specify the date on which the Notes held by such holder are to be prepaid (the "Proposed Put Payment Date"); provided, that such date shall be not less than 30 days after the date of such acceptance.

                           (d) Prepayment. Prepayment of the Notes to be prepaid
                  pursuant to this SECTION 1.4 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Put Payment Date.

                           (e) Effect on Required Payments. The amount of each
                  payment of the principal of the Notes made pursuant to this
                  SECTION 1.4 shall be applied against and reduce each of the then remaining principal payments due pursuant to SECTION 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

                           (f) Certain Definitions. "Put Option Period" shall
                  mean the period commencing on the date which is six months prior to the first predetermined date on which a holder of the Convertible Indebtedness may cause the Company to be obligated to redeem all, or any part of, the Convertible Indebtedness and terminating 10 days prior to such predetermined date.

                           Section 1.5. Maturity; Surrender, Etc. In the case of
                  each prepayment of Notes pursuant to this SECTION 1, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable: together with the interest, as aforesaid, interest on such principal amount shall cease to accrue. The principal amount of any Note which is not to be prepaid pursuant to this
                  Section 1 shall (remain outstanding and shall continue to accrue interest pursuant to the terms of this Agreement."

         Section 1.3 Section 10.2 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

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

                           "Section 10.2. Fixed Charge Coverage Ratio. The
                  Company and its Restricted Subsidiaries will not permit as at the end of each fiscal quarter the ratio of (a) Consolidated EBITDAR for the four immediately preceding fiscal quarters (taken as a single accounting period) to (b) Consolidated Fixed Charges for such fiscal period to be less than the following at each date indicated below:

                  September 30, 2003                         1.30 to 1.00
                  December 31, 2003 and thereafter           1.50 to 1.00

         Section 1.4 Section 10.3 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           Section 10.3. Limitations on Indebtedness. (a) The
                  Company and its Restricted Subsidiaries will not at any time permit the ratio of (i) Consolidated Indebtedness to (ii) Consolidated Total Capitalization to be greater than 0.55 to 1.00.

                           (b) The Company and its Restricted Subsidiaries will
                  not at any time permit the ratio of (i) Consolidated Indebtedness to (ii) Consolidated EBITDA for the four immediately preceding fiscal quarters (taken as a single accounting period) to be greater than 3.25 to 1.00.

                           (c) The Company and its Restricted Subsidiaries will
                  not at any time permit the ratio of (i) Senior Indebtedness to
                  (ii) Consolidated EBITDA for the four immediately preceding fiscal quarters (taken as a single accounting period) to be greater than 2.50 to 1.00."

         Section 1.5 Section 10.11 of the Note Purchase Agreements shall be amended in its entirety to read as follows:

                           "Section 10.11. Acquisitions. The Company will not
                  make any Acquisition, or enter into any binding agreement to make any Acquisition which is not contingent on obtaining the consent of the Required Holders, or permit any of its Restricted Subsidiaries so to do, except:

                           (a) Acquisitions by the Company or any of its
                  Subsidiaries of Investments permitted by Section 8.10 of the Credit Agreement, as amended, waived or replaced from time to time; and

                           (b) An Acquisition of one or more Operating Entities
                  (including, without limitation, Acquisitions of Capital Stock of an Operating Entity or as a result of a merger or consolidation with an Operating Entity which is not the Company or a Restricted Subsidiary of the Company), provided that (i) such Operating Entity is in the same line or lines of business as the Company and its Subsidiaries, (ii) the Company has provided evidence satisfactory to the holders of the Notes that after giving effect to such

                  Acquisition no Default or Event of Default would exist, (iii) such Acquisition does not involve a "hostile" transaction, and
                  (iv) the aggregate consideration paid by the Company and its Subsidiaries for such Acquisition, including assumption of Indebtedness and the transfer of property (other than the Capital Stock of the Company) does not exceed $100,000,000."

         Section 1.6 The following shall be added in numerical order as a new
Section 10.12 of the Note Purchase Agreements:

                           "Section 10.12. Amendment or Waivers of Certain
                  Documents. The Company will not enter into any oral or written amendment, supplement, alteration, waiver or other modification of any of the terms or provisions of the Convertible Indebtedness if the effect or result of any such amendment, supplement, alteration, waiver or other modification is (a) to advance the scheduled rate of repayment with respect to the Convertible Indebtedness, (b) to advance the date of any required prepayment or repayment of the Convertible Indebtedness, (c) to advance the date of any right of the holder of the Convertible Indebtedness to cause the Company to redeem all, or any part of, such Convertible Indebtedness or (d) to permit the holders of the Convertible Indebtedness to require repayment or repurchase of the Convertible Indebtedness prior to the maturity date of the Notes."

         Section 1.7 Section 11(e) of the Note Purchase Agreements shall be and is amended in its entirety to read as follows:

                  "(e)(i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-Whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $15,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $15,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time, the right of the holder of Indebtedness to convert such Indebtedness into equity interests, or the right of the holder of the Convertible Indebtedness to cause the Company to redeem all, or any part of, such Convertible Indebtedness upon a predetermined date set forth in the instrument governing such Convertible Indebtedness), the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000; or"

         Section 1.8 The following definitions shall be added in alphabetical order to Schedule B to the Note Purchase Agreements:

                  "Consolidated EBITDA" for any period, means the Consolidated Net Income from continuing operations and before extraordinary items (including, but not limited to: restructuring, integration and asset impairment charges; expenses related to acquisitions; gains or losses on asset sales; transaction related expenses; royalty expense borne by the seller within the trailing 12 months; provisions for doubtful accounts (net of write-offs); and provision for deferred employee compensation and retirement benefits) for such period, plus the sum of, without duplication, each of the following with respect to the Company and its Subsidiaries, to the extent utilized in determining such Consolidated Net Income: (a) Interest Expense, (b) provision for federal, state and local income taxes, and (c) depreciation and amortization (other than amortization of debt discount); provided, however, all non-cash income, expense, gains and losses to the extent otherwise included in such Consolidated Net Income for such period shall be excluded from the foregoing computation."

                  "Convertible Indebtedness means the subordinated convertible indebtedness of the Company issued on or about September 15, 2003 in an aggregate principal amount of not more than $90,000,000."

                  "Investment Grade" means a rating of (a) "BBB-" or better by Standard & Poor's Ratings Group, (b) "Baa3" or better by Moody's Investors Service, Inc. or (c) an equivalent rating by Fitch Ratings Service, or their respective successors.

                  "Third Amendment" means that certain Third Amendment dated as of September 17, 2003 to Note Purchase Agreements among the Company and the holders of the Notes party thereto.

                  "Rating Agency" shall mean Standard & Poor's Rating Group and Moody's Investors Service, Inc.

Section 2.        AFFIRMATION.

         The Company hereby acknowledges and affirms that upon the effectiveness of this Third Amendment the interest rate on the Notes shall be as follows: (i) the interest rate on the Series A Notes shall be 7.25% per annum, (ii) the interest rate on the Series B Notes shall be 7.66% per annum and (iii) the interest rate on the Series C Notes shall be 8.20% per annum.

Section 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Section 3.1 To induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company represents and warrants to the Noteholders that:

                  (a) this Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Note Purchase Agreements, as amended by this Third Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and, performance by the Company of this Third Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Credit Agreement or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3.1(c);

                  (d) as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing; and

                  (e) all the representations and warranties contained in
         Section 5 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof except that for purposes of this paragraph, the following words shall be deemed to have been added to the end of the parenthetical contained in Section 5.10 of the Note Purchase Agreements: ", the sale of a headquarters building used by Bowne of Chicago, Inc. and the sale of assets of the Company's publishing division".

Section 4.        CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

         Section 4.1 This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this Third Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders, and the same shall be in full force and effect and shall constitute the legal, valid and binding obligations of all the parties thereto;

                  (b) the Noteholders shall have received a copy of the resolutions of the Board of Directors or authorized committee thereof of the Company authorizing the execution, delivery and performance by the Company of this Third Amendment, certified by its Secretary or an Assistant Secretary;

                  (c) the representations and warranties of the Company set forth in SECTION 3 hereof are true and correct on and with respect to the date hereof;

                  (d) the Noteholders shall have received the favorable opinion of (i) Simpson Thacher & Bartlett, counsel to the Company and the Subsidiary Guarantors and (ii) Philip E. Kucera, Esq., General Counsel of the Company which opinions, taken together, shall cover (1) the matters set forth in SECTIONS 3.1(a), 3.1(b) and 3.1(c) hereof and (2) such other matters as the Noteholders deem necessary and which opinions shall be in form and substance satisfactory to the Noteholders;

                  (e) (i) the Company shall have consummated the issue and sale of the Convertible Indebtedness and (ii) the Noteholders shall have received a true, correct and complete copy of all certificates, documents and opinions delivered in connection with the issuance and sale of the Convertible Indebtedness as certified by a Responsible Officer of the Company;

                  (f) (i) the Company shall have applied the proceeds of the issue and sale of the Convertible Indebtedness to the repayment or permanent reduction of commitments of Senior Indebtedness of the Company in an aggregate principal amount of not less than $50,000,000 and (ii) the Noteholders shall have received evidence reasonably satisfactory to them and their special counsel of such repayment or permanent reduction of commitments;

                  (g) the holders of the Notes shall have received an amendment fee in an amount equal to 0.125% times the aggregate outstanding principal amount of the Notes held by such Noteholder; and

                  (h) the Company shall have paid the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

Upon receipt of all of the foregoing, this Third Amendment shall become effective.

Section 5.        MISCELLANEOUS.

         Section 5.1 This Third Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this

Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

         Section 5.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreements without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

         Section 5.3 The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         Section 5.4 THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

         Section 5.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                             BOWNE & CO., INC.

                                             By: /s/ Carl J. Crosetto
                                                 -----------------------------
                                                 Name: Carl J. Crosetto
                                                 Title: President

                     [Noteholder Signature Pages to Follow]

Accepted and Agreed to:

                                           AMCO INSURANCE COMPANY
                                           NATIONWIDE INDEMNITY COMPANY
                                           NATIONWIDE LIFE INSURANCE COMPANY
                                           NATIONWIDE LIFE AND ANNUITY
                                                INSURANCE COMPANY
                                           NATIONWIDE MUTUAL FIRE INSURANCE
                                                COMPANY
                                           NATIONWIDE MUTUAL INSURANCE
                                               COMPANY
                                           SCOTTSDALE INSURANCE COMPANY

                                           By: /s/ Joseph P. Young
                                               -------------------------------
                                               Name: Joseph P. Young
                                               Title: Authorized Signatory

Accepted and Agreed to:

                                 CANADA LIFE INSURANCE COMPANY OF AMERICA

                                 By: /s/ E. Friesen
                                     -----------------------------------------
                                     Name: E. Friesen
                                     Title: Vice President, Investments, CLICA

                                 By: /s/ T.P. Anderson
                                     -----------------------------------------
                                     Name: T.P. Anderson
                                     Title: Manager, Investments, CLICA

Accepted and Agreed to:
                                        THE CANADA LIFE ASSURANCE COMPANY

                                        By: /s/ E. Friesen
                                            ----------------------------------
                                            Name: E. Friesen
                                            Title: Vice President, Investments
                                                   U.S. Operations

                                        By: /s/ T.P. Anderson
                                            ----------------------------------
                                            Name: T.P. Anderson
                                            Title: Manager, Investments
                                                   U.S. Operations

Accepted and Agreed to:

                                      GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                                      By: ____________________________________
                                          Name:_______________________________
                                          Title:______________________________

Accepted and Agreed to:

                                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                      By:_____________________________________
                                          Name:_______________________________
                                          Title:______________________________

Accepted and Agreed to:

                                   MODERN WOODMEN OF AMERICA

                                   By: /s/ Michael E. Dau
                                       ---------------------------------------
                                       Name: Michael E. Dau
                                       Title: Manager, Fixed Income Division

Accepted and Agreed to:

                                   PACIFIC LIFE INSURANCE COMPANY

                                   By: /s/ David C. Patch
                                       --------------------------------------
                                       Name: David C. Patch
                                       Title: Assistant Vice President

                                   By: /s/ Cathy Schwartz
                                       --------------------------------------
                                        Name: Cathy Schwartz
                                        Title: Assistant Secretary

         Each of the undersigned hereby confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Subsidiary Guaranty Agreement dated as of July 2, 2002, on this 17 day of September, 2003.

BOWNE BUSINESS COMMUNICATIONS, INC.,        BOWNE ENTERPRISE SOLUTIONS, L.L.C.
a New York corporation                      a New York limited liability company

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BOWNE BUSINESS SOLUTIONS, INC.,             BOWNE OF NEW YORK CITY, L.L.C.,
a Delaware corporation                      a New York limited liability company

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BOWNE OF ATLANTA, INC.,                     BOWNE OF PHOENIX, INC.,
a Georgia corporation                       an Arizona corporation

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BOWNE OF BOSTON, INC.,                      BOWNE OF SOUTH BEND, INC.,
a Massachusetts corporation                 a Delaware corporation

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BOWNE OF CLEVELAND, INC.,                   BOWNE OF CHICAGO, INC.,
an Ohio corporation                         a Delaware corporation

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BOWNE OF DALLAS LIMITED PARTNERSHIP,        BOWNE OF LOS ANGELES, INC.,
a Delaware limited partnership              a California corporation

By Bowne of Dallas Inc., a                  By: /s/ Scott L. Spitzer
Delaware corporation, as general partner        -------------------------
                                                Name: Scott L. Spitzer
By: /s/ Scott L. Spitzer                        Title: Vice President
    -------------------------
    Name: Scott L. Spitzer
    Title: Vice President

DOCUMENT MANAGEMENT SERVICES, INC.,         BOWNE TRANSLATION SERVICES, LLC,
a Massachusetts corporation                 a New York limited liability company

By: /s/ Scott L. Spitzer                    By: /s/ Scott L. Spitzer
    -------------------------                   -------------------------
    Name: Scott L. Spitzer                      Name: Scott L. Spitzer
    Title: Vice President                       Title: Vice President

BGS COMPANIES, INC., a Chicago
Corporation (also a successor by merger
with Bowne Localization, Inc., a Delaware corporation)

By: /s/ Scott L. Spitzer
    -------------------------
    Name: Scott L. Spitzer
    Title: Vice President